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Exhibit 99.3

THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF LEGAL COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE. SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF (I) MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS DEBENTURE OR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF AND (II) MAY BE TRANSFERRED OR ASSIGNED TO AN AFFILIATE OF THE HOLDER HEREOF.

THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER HEREOF IN ORDER TO EFFECT A PARTIAL PAYMENT, REDEMPTION OR CONVERSION HEREOF. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT SHOWN BELOW.

BOOKHAM, INC.
7% SENIOR UNSECURED CONVERTIBLE DEBENTURE

New York, New York Issue Date: December 20, 2004	$____________________

        FOR VALUE RECEIVED, BOOKHAM, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of                        or its permitted successors or assigns (the "Holder") the sum of                        DOLLARS ($                        ) in same day funds, on or before the three (3) year anniversary of the Issue Date (the "Maturity Date"). The Holder may convert amounts of principal of this Debenture into shares ("Conversion Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), on the terms and subject to the conditions set forth herein.

        The Company has issued this Debenture pursuant to a Securities Purchase Agreement, dated as of December 20, 2004 (the "Securities Purchase Agreement"). The debentures issued by the Company pursuant to the Securities Purchase Agreement, including this Debenture, are collectively referred to herein as the "Debentures".

        The following terms shall apply to this Debenture:

1.     DEFINITIONS.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks are authorized by law to close in New York, New York.

        "Cap Amount" means 19.99% of the number of shares of Common Stock outstanding on the Issue Date (subject to adjustment upon a stock split, stock dividend or similar event).

        "Change of Control" means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (b) the effectuation of a transaction or series of transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of; (c) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity; (d) a transaction or series of transactions in which any Person or group acquires more than fifty percent (50%) of the voting equity of the Company; and (e) the Continuing Directors do not at any time constitute at least a majority of the Board of Directors of the Company.

        "Continuing Director" means at any date a member of the Company's Board of Directors (i) who was a member of such board on the date of the Securities Purchase Agreement or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were Continuing Directors at the time such committee was formed.

        "Conversion Price" means $5.50, subject to adjustment as provided herein.

        "Debt" means as to any Person at any time: (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days unless being contested in good faith; (c) all capital lease obligations of such Person; (d) all Debt of others guaranteed by such Person; (e) all indebtedness, liabilities and obligations secured by a Lien (other than a Permitted Lien) existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person (other than the Company's obligation to redeem the Securities under the circumstances specified therein). Debt shall not include any liability for (i) federal, state, local or other taxes imposed by a Governmental Authority, (ii) endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business or (iii) any indebtedness that has been fully and finally defeased in accordance with the terms of the documents governing such indebtedness.

        "Default Interest Rate" means the lower of twelve percent (12%) and the maximum rate permitted by applicable law or by the applicable rules or regulations of any governmental agency or of any stock exchange or other self-regulatory organization having jurisdiction over the Company or the trading of its securities.

        "Forced Conversion Condition" means each of the following:

            (i)  the Registration Statement has been declared effective, is not the subject of any stop order, is available to the Holder, and covers the number of Registrable Securities required by the Registration Rights Agreement; provided, however, that if the Company is no longer required to maintain the effectiveness of the Registration Statement under the Registration Rights Agreement, effectiveness of the Registration Statement shall no longer constitute a "Forced Conversion Condition";

           (ii)  the Common Stock is listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange and trading in the Common Stock on such market or exchange shall not have been suspended;

          (iii)  an Event of Default (as defined below), or an event that with the passage of time or giving of notice, or both, would constitute an Event of Default, has not occurred and is continuing; and

          (iv)  the Market Price is greater than $8.25 (subject to adjustment for stock splits, stock dividends and similar events).

        "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

        "Issue Date" means the date on which this Debenture is issued pursuant to the Securities Purchase Agreement.

        "Lien" and "Permitted Lien" shall have the respective meanings set forth in the Securities Purchase Agreement.

        "Liquidation Event" means the (x) institution of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company, any Significant Subsidiaries or to its or their creditors, as such, or to its or their assets, or (y) the dissolution or other winding up of the Company or any Significant Subsidiaries, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Company or any Significant Subsidiary.

        "Major Transaction" means a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets.

        "Market Price" means, as of a particular date, the average of daily VWAP for each of the five (5) consecutive Trading Days occurring immediately prior to (but not including) such date.

        "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

        "Principal Market" means the principal securities exchange or market on which the Common Stock is listed or traded.

        "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

        "Registration Rights Agreement" means the agreement between the Holder and the Company pursuant to which the Company has agreed to register the shares of Common Stock issuable under the Debentures and the Warrants.

        "Registration Statement" means the Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the Conversion Shares issuable under this Debenture.

        "Scheduled Interest Payment Date" means each March 31, June 30, September 30, and December 31 following the Issue Date, with the first Scheduled Interest Payment Date occurring on March 31, 2005, provided, that if any of such days in any year is not a Business Day, then the Scheduled Interest Payment Date shall be the Business Day immediately following such date.

        "Significant Subsidiary" has the meaning set forth in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act.

        "Stockholder Approval" means the affirmative vote of the holders of such number of votes cast at a meeting of stockholders of the Company approving the issuance of Common Stock in excess of the Cap Amount as may be required under the applicable listing requirements of the Nasdaq Stock Market.

        "Stock Payment Condition" means each of the following:

            (i)  the Registration Statement has been declared effective, is not the subject of any stop order, is available to the Holder, and covers the number of Registrable Securities required by the Registration Rights Agreement; provided, however, that if the Company is no longer required to maintain the effectiveness of the Registration Statement under to the Registration Rights Agreement, the event described in this clause (i) shall no longer constitute a "Stock Payment Condition";

           (ii)  the Common Stock is listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange and trading in the Common Stock on such market or exchange shall not have been suspended;

          (iii)  an Event of Default (as defined below), or an event that with the passage of time or giving of notice, or both, would constitute an Event of Default, has not occurred and is continuing; and

          (iv)  Stockholder Approval shall have been obtained; provided that such Stockholder Approval shall not be a Stock Payment Condition with respect to the first Scheduled Interest Payment Date (March 31, 2005).

        "Trading Day" means a Business Day on which shares of Common Stock is purchased and sold on the Principal Market.

        "VWAP" on a Trading Day means the volume weighted average price of the Common Stock for such Trading Day on the Principal Market as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Holders and reasonably satisfactory to the Company. If VWAP cannot be calculated for the Common Stock on such Trading Day on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation reasonably acceptable to the Investors, and shall cause such investment banking firm to perform such determination and notify the Company and the Investors of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

        "Warrants" means the warrants issued pursuant to the Securities Purchase Agreement.

        All definitions contained in this Debenture are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Debenture refer to this Debenture as a whole and not to any particular provision of this Debenture. Any capitalized term used but not defined herein has the meaning specified in the Securities Purchase Agreement.

2.     INTEREST.

        (a)    Interest Accrual.    This Debenture shall bear interest on the unpaid principal amount hereof ("Interest") at an annual rate equal to seven percent (7%), computed on the basis of a 360-day year and calculated using the actual number of days elapsed since the Issue Date or the date on which Interest was most recently paid, as the case may be, and if not timely paid as provided herein, compounded quarterly on each Scheduled Interest Payment Date. The Company shall pay accrued and unpaid Interest in cash (i) on each Scheduled Interest Payment Date, (ii) on the Maturity Date and (iii) on any date on which the entire principal amount of this Debenture is paid in full (whether through conversion or otherwise) (each of (i), (ii) and (iii) being referred to herein as an "Interest Payment Date").

        (b)    Interest Payments.    The Company shall pay Interest in cash by wire transfer of immediately available funds; provided, however,that, subject to the satisfaction of all of the Stock Payment Conditions as specified in paragraph (c) below, the Company may elect to pay all or a portion of the Interest due on a Scheduled Interest Payment Date in shares of Common Stock (the "Stock Option"). Interest that is due in cash and which is not paid within five (5) Business Days of the applicable Interest Payment Date shall bear interest until paid at the Default Interest Rate.

        (c)    Conditions to Interest Payment in Common Stock.    The Company shall be entitled to exercise the Stock Option with respect to a Scheduled Interest Payment Date only if, on such date and on each of the twenty (20) Trading Days immediately preceding such date, all of the Stock Payment Conditions are satisfied in full. In the event that any Stock Payment Condition is not satisfied as of the applicable Scheduled Interest Payment Date and each such Trading Day, the Company shall not be permitted to exercise the Stock Option and must pay all amounts due on such Scheduled Interest Payment Date in cash by wire transfer of immediately available funds.

        (d)    Stock Option Notice.    In order to exercise the Stock Option with respect to a Scheduled Interest Payment Date, the Company must deliver, on or before the fifteenth (15th) calendar day immediately prior to such date, written notice to the Holder stating that the Company wishes to exercise such option and the amount of Interest to be paid in shares of Common Stock (a "Stock Option Notice"). A Stock Option Notice, once delivered by the Company, shall be irrevocable. In the event that the Company does not deliver a Stock Option Notice on or before such fifteenth day, the Company will be deemed to have elected to pay all Interest then due in cash.

        (e)    Delivery of Shares.    On or before the third (3rd) Business Day following a Scheduled Interest Payment Date with respect to which the Company has validly exercised the Stock Option (each a "Stock Option Delivery Date"), the Company must deliver to the Holder a number of shares of Common Stock equal to (A) the amount of Interest accrued and payable with respect to this Debenture as of such Scheduled Interest Payment Date divided by the Market Price in effect on such date times ninety three percent (93%). The Company must deliver such shares of Common Stock to the Holder in accordance with the provisions of paragraph 3(d) below, with the Stock Option Delivery Date being deemed the Delivery Date, and in the event of the Company's failure to effect such delivery on the applicable Delivery Date therefor (calculated in accordance with paragraph 3(d)), the Holder shall have the remedies specified in paragraph 3(e) below.

3.     CONVERSION.

        (a)    Right to Convert.    Subject to the conditions and limitations specifically provided herein or in the Securities Purchase Agreement, the Holder shall have the right to convert, at any time and from time to time after the Issue Date, all or any part of the outstanding and unpaid principal amount of this Debenture into such number of fully paid and non-assessable Conversion Shares as is determined in accordance with the terms hereof (a "Conversion").

        (b)    Conversion Notice.    In order to convert principal of this Debenture, the Holder shall send by facsimile transmission, at any time prior to 5:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such Conversion (the "Conversion Date"), a properly completed notice of conversion to the Company, in the form set forth on Annex I hereto, stating the amount of principal to be converted and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice"). The Conversion Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such conversion shall be issued. The Holder shall not be required to physically surrender this Debenture to the Company in order to effect a Conversion. The Company shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each Conversion or other payment of principal hereof. The Holder shall amend Annex II hereto upon any such Conversion or payment of principal to reflect the unpaid principal amount hereof. In the case of a dispute as to the number of Conversion Shares issuable upon a Conversion (including without limitation as a result of adjustments to the Conversion Price made in accordance with Section 4 below), the Company shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within two (2) Business Days of receipt of the Holder's Conversion Notice. The Company shall use its best efforts to cause such accountants to calculate the Conversion Price as provided herein and to notify the Company and the Holder of the results in writing no later than two (2) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations are most at variance with those of such accountant.

        (c)    Number of Conversion Shares; Conversion Price.    The number of Conversion Shares to be delivered by the Company pursuant to a Conversion shall be equal to the principal amount of (and, if the Holder so elects, Interest accrued on) this Debenture being converted divided by the Conversion Price.

        (d)    Delivery of Common Stock Upon Conversion.    Upon receipt of a Conversion Notice, the Company shall, no later than the close of business on the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or cause to be delivered to the Holder the number of Conversion Shares determined pursuant to paragraph 3(c) above, provided, however, that any Conversion Shares that are the subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto. The Company shall effect delivery of Conversion Shares to the Holder, as long as the Company's designated transfer agent or co-transfer agent in the United States for the Common Stock (the "Transfer Agent") participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST") and no restrictive legend is required pursuant to the terms of this Debenture or the Securities Purchase Agreement, by crediting the account of the Holder or its nominee at DTC (as specified in the applicable Conversion Notice) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if the Holder so specifies in a Conversion Notice or otherwise in writing on or before the Conversion Date, the Company shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the nearest whole number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend unless such legend is required pursuant to the terms of the Securities Purchase Agreement.

        (e)    Failure to Deliver Conversion Shares.

            (i)  In the event that the Company fails for any reason to deliver to the Holder the number of Conversion Shares specified in a Conversion Notice (without any restrictive legend to the extent permitted by the terms of the Securities Purchase Agreement) on or before the second (2d) Business Day following the Delivery Date therefor (a "Conversion Default"), (A) the Company shall forfeit its right to require a Forced Conversion (as defined in Section 5 below) of the Debentures thereafter, and (B) the Holder shall have the right to receive from the Company an amount equal to (i) (N/365) multiplied by (ii) the principal amount of this Debenture represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the Default Interest Rate, where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the date on which such Conversion Default has been cured. In the event that shares of Common Stock are purchased by or on behalf of the Holder in order to make delivery on a sale effected in anticipation of receiving Conversion Shares upon a Conversion, the Holder shall have the right to receive from the Company, in addition to the foregoing amounts, (i) the aggregate amount paid by or on behalf of the Holder for such shares of Common Stock minus (ii) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Conversion Shares issued by the Company pursuant to such Conversion. Amounts payable under this paragraph (e)(i) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day following written notice from the Holder to the Company specifying the amount owed to it by the Company pursuant to this paragraph (e)(i).

           (ii)  In addition to its rights under paragraph (e)(i) above, the Holder shall have the right to pursue all other remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

        (f)    Limitations on Right to Convert.    In no event shall the Holder be permitted to convert principal of this Debenture if, upon such conversion, (x) the number of Conversion Shares to be issued pursuant to such Conversion plus (y) the number of shares of Common Stock beneficially owned by the Holder (other than Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this paragraph (f)) would exceed 4.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 4.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to convert such excess principal amount at such time as such Conversion will not violate the provisions of this paragraph (f). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of (i) Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this paragraph (f)(i) applies (and without limiting any rights the Company may otherwise have), the Company may rely on the Holder's determination of whether this Debenture is convertible pursuant to the terms hereof, the Company shall have no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by the Holder shall be deemed to be the Holder's representation that this Debenture is convertible pursuant to the terms hereof. The Company shall have no liability to any person if the Holder's determination of whether this Debenture is convertible pursuant to the terms hereof is incorrect. The holders of Common Stock are to be deemed third-party beneficiaries of the limitation imposed hereby and, accordingly, this paragraph may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding; provided, however, that the Holder shall have the right, upon sixty (60) days' prior written notice to the Company, to waive the provisions of this paragraph (f)(i) in the event that either a Change of Control or Liquidation Event is announced or occurs, without obtaining such consent.

4.     ADJUSTMENTS TO CONVERSION PRICE.

        (a)    Stock Splits, Stock Interests, Etc.    If, at any time on or after the Issue Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Conversion Price shall be proportionately increased. In such event, the Company shall notify the Company's transfer agent of such change on or before the effective date thereof.

        (b)    Major Transactions.    If, at any time after the Issue Date, any Major Transaction shall occur, then the Holder shall thereafter have the right to receive upon Conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable upon such Major Transaction with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon Conversion had such Major Transaction not taken place (without giving effect to any limitations on such Conversion contained in this Debenture or the Securities Purchase Agreement). The Company shall not effect any Major Transaction unless (i) the Holder has received written notice of such transaction at least thirty (30) days prior thereto (which period shall be increased to sixty one (61) days if, at such time, without giving effect to the limitation on conversion contained in paragraph 3(f)(i) hereof, the Holder would, upon conversion, beneficially own more than 4.9% of the Common Stock then outstanding, and the Holder has notified the Company in writing of such circumstance) but in no event later than fifteen (15) days prior to the record date for the determination of stockholders entitled to vote with respect thereto; provided, however, that the Company shall publicly disclose the material terms of any such Major Transaction on or before the date on which it delivers notice of a Major Transaction to the Holder, and (ii) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the Holder) the obligations of the Company under this Debenture (including, without limitation, the obligation to make payments of Interest accrued but unpaid through the date of such consolidation, merger or sale and accruing thereafter). The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of this Debenture as of the date of such transaction, and shall similarly apply to successive Major Transactions.

        (c)    Distributions.    If, at any time after the Issue Date, the Company declares or makes any distribution of cash or any other assets (or rights to acquire such assets) to holders of Common Stock, including without limitation any dividend or distribution to the Company's stockholders in shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least fifteen (15) days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date")(the earlier of such dates being referred to as the "Determination Date"). In the Distribution Notice to the Holder, the Company shall indicate whether the Company has elected (A) to deliver to the Holder, at the same time that it makes such Distribution to its Stockholders, the same amount and type of assets (including, without limitation, cash) being distributed as though the Holder were, on the Determination Date, a holder of a number of shares of Common Stock into which this Debenture is convertible as of such Determination Date (such number of shares to be determined without giving effect to any limitations on such conversion) or (B) upon any Conversion of this Debenture on or after the Distribution Date, to reduce the Conversion Price applicable to such Conversion by reducing the Conversion Price in effect on the Business Day immediately preceding the Record Date by an amount equal to the fair market value of the assets to be distributed divided by the number of shares of Common Stock as to which such Distribution is to be made, such fair market value to be reasonably determined in good faith by the independent members of the Company's Board of Directors. If the Company does not notify the Holders of its election pursuant to the preceding sentence on or prior to the Determination Date, the Company shall be deemed to have elected clause (A) of the preceding sentence.

        (d)    Convertible Securities; Purchase Rights.    If, at any time after the Issue Date, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights") to the record holders of the Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the Holders shall be entitled, upon any Conversion of this Debenture after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase

Rights which the Holder would have received with respect to the shares of Common Stock issuable upon such conversion (without giving effect to any limitations on such Conversion contained in this Debenture or the Securities Purchase Agreement) had the Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued).

5.     FORCED CONVERSION.

        (a)    Forced Conversion.    The Company shall have the right, exercisable at any time after the thirtieth (30th) day following the Effective Date, in the event that all of the Forced Conversion Conditions are satisfied on each of fifteen (15) consecutive Trading Days occurring after the Effective Date, (a "Forced Conversion Period"), to require Conversion of this Debenture (a "Forced Conversion"). (For the avoidance of doubt, the Market Price as of each Trading Day of the Forced Conversion Period must be greater than $8.25 (subject to adjustment for stock splits, stock dividends and similar events) in order for such condition to be satisfied.) In the event of a Forced Conversion, the Company and the Holder shall follow the procedures for Conversion set forth in Section 3 above, with the Forced Conversion Date (as defined below) deemed to be the Conversion Date for purposes of Section 3, except that the Holder shall not be required to send a Conversion Notice as contemplated by paragraph (b) of Section 3.

        (b)    Forced Conversion Notice; Number of Conversion Shares.    In order to effect a Forced Conversion hereunder, the Company must deliver to the Holder written notice thereof (a "Forced Conversion Notice") on or before 5:00 p.m. (eastern time) on the Business Day immediately following the last Trading Day of the Forced Conversion Period (such Business Day, the "Forced Conversion Date") and, at the same time that it delivers such notice, the Company shall send a copy of such notice by email as long as the Holder has provided an email address to the Company. A Forced Conversion Notice shall specify the aggregate principal amount of the Debentures that the Company elects to submit to a Forced Conversion; provided, however, that to the extent that the aggregate number of Conversion Shares issuable pursuant to such Forced Conversion would exceed (i) the aggregate trading volume for the Common Stock on the Principal Market during the twenty (20) Trading Days immediately prior to the Forced Conversion Date and/or (ii) any limitation on Conversion contained herein or in the Securities Purchase Agreement would be violated (in either such case, the "Maximum Forced Conversion Amount"), then only such portion of the Debentures as would not result in the Maximum Forced Conversion Amount being exceeded shall be converted on such Forced Conversion Date. The principal amount of the Debentures subject to a Forced Conversion shall be allocated among the holders of the Debentures on a pro rata basis. Notwithstanding the delivery by the Company of a Forced Conversion Notice, nothing contained herein shall be deemed to limit in any way (x) the right of the Holder to convert this Debenture prior to the Forced Conversion Date or (y) the availability of any and all remedies that are provided to the Holder hereunder, including without limitation in the event that the Company fails to deliver Conversion Shares upon a Forced Conversion as required by the terms of Section 3 hereof, provided, that, in the event of such failure, the Forced Conversion shall be terminated with respect to the Holder upon the delivery of written notice thereof by the Holder to the Company, and the Company shall forfeit its right to require a Forced Conversion of the Debentures thereafter. On the Forced Conversion Date, the Holder will be deemed to have converted an amount of principal of this Debenture equal to its pro rata share of the aggregate principal amount specified in the Forced Conversion Notice. In the event of multiple Forced Conversions, at least sixty (60) days must elapse between Forced Conversion Dates.

        (c)   Upon any Forced Conversion, the Company shall pay to the Holder on the Forced Conversion Date (i) accrued and unpaid interest through the Forced Conversion Date on the principal amount of the Debenture so converted and (ii) interest that, but for such Forced Conversion, would have accrued on such principal amount from the Forced Conversion Date through the Maturity Date. Such interest shall be paid (i) in cash to the extent of eighteen month's interest less any interest previously paid in cash in respect of such principal amount (which cash may be paid out of the Escrow Amount), and (ii) with respect to the remaining portion of such interest, in cash and/or shares of Common Stock, to the extent and in the manner set forth in Section 2.

6.     EVENTS OF DEFAULT; MANDATORY REDEMPTION.

        (a)    Mandatory Redemption.    In the event that an Event of Default (as defined below) or a Change of Control occurs, the Holder shall have the right, upon written notice to the Company (a "Mandatory Redemption Notice"), to have all or any portion of the unpaid principal amount of this Debenture, plus all accrued and unpaid Interest thereon, redeemed by the Company (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined below) in same day funds. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date"), which date must be at least five (5) Business Days following the Business Day on which the Mandatory Redemption Notice is delivered to the Company, and the amount of principal and Interest to be redeemed. In order to effect a Mandatory Redemption hereunder, the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the Business Day immediately following the first Business Day on which an Event of Default is no longer continuing; provided, however, that with respect to a Change of Control, the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the third (3rd) Business Day following the date on which the Change of Control is effected.

        (b)    Mandatory Redemption Price.    For purposes hereof, "Mandatory Redemption Price" shall mean:

            (i)  In the case of a Mandatory Redemption following a Change of Control (whether or not such Mandatory Redemption also follows an Event of Default), the sum of

             (x)  the unpaid principal hereof multiplied by

      (A)
      one hundred twenty percent (120%) if such Change in Control occurs on or prior to the first anniversary of the Issue Date;

      (B)
      one hundred fifteen percent (115%) if such Change in Control occurs after the first anniversary of the Issue Date and on or prior to the second anniversary of the Issue Date; or

      (C)
      one hundred ten percent (110%) if such Change in Control occurs after the second anniversary of the Issue Date and on or prior to the Maturity Date;

  plus

             (y)  all accrued and unpaid Interest hereon.

           (ii)  In the case of a Mandatory Redemption following an Event of Default (other than a Mandatory Redemption with respect to which clause (i) above applies), the sum of the unpaid principal hereof plus all accrued and unpaid Interest hereon.

        (c)    Payment of Mandatory Redemption Price.

            (i)  The Company shall pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date. In the event that the Company redeems the entire remaining unpaid principal amount of this Debenture, and pays to the Holder all Interest accrued thereon and all other amounts due in connection therewith, the Holder shall return this Debenture to the Company for cancellation.

           (ii)  If the Company fails to pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at the Default Interest Rate from the Mandatory Redemption Date until the date on which Mandatory Redemption Price has been paid in full.

        (d)    Events of Default.    Each of the following events shall be deemed an "Event of Default":

            (i)  a Liquidation Event occurs or is publicly announced;

           (ii)  the Company breaches or provides notice of its intent to breach, in a material respect, any covenant or other material term or condition of this Debenture (including without limitation any payment obligation hereunder), including but not limited to the Company's failure to deliver Conversion Shares on or before the required delivery date therefor, and such breach continues for a period of ten (10) Business Days following written notice thereof from the Holder;

          (iii)  the Company breaches or provides notice of its intent to breach, in a material respect, the covenants set forth in Article 4 of the Securities Purchase Agreement, Sections 2, 3 or 5 of the Registration Rights Agreement, Sections 2 or 3 of the Warrant, including but not limited to the Company's failure to deliver Warrant Shares on or before the required delivery date therefor, and such breach continues for a period of ten (10) Business Days following written notice thereof from the Holder; provided, however, that a breach of Section 4.1(c) of the Securities Purchase Agreement shall immediately constitute an Event of Default; provided further, that in the case of a breach an obligation of the Company set forth in Sections 2(c), 2(d), 3(a), 3(e) or 3(j) of the Registration Rights Agreement to file a Registration Statement or an amendment or supplement thereto or to maintain the effectiveness of a Registration Statement, such failure shall not be an Event of Default hereunder (but such failure shall nevertheless constitute a Registration Default under the Registration Rights Agreement) if (x) such failure is caused by the Company's inability, due to audit or accounting issues, to make a filing required under the Exchange Act in order to maintain the effectiveness of such Registration Statement, and (y) the Company is working diligently and in good faith to resolve such audit or accounting issues in order to make such required filing as soon as is reasonably practicable.

          (iv)  any material representation or warranty made by the Company in this Debenture, the Securities Purchase Agreement, the Registration Rights Agreement or any other Transaction Document was inaccurate or misleading in any material respect as of the date such representation or warranty was made;

           (v)  a default occurs or is declared, or any amounts are accelerated, under or with respect to any instrument that evidences Debt of the Company or any of its Subsidiaries in a principal amount exceeding $100,000; and

          (vi)  the Company's Common Stock ceases to be registered under the Exchange Act or to be listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange.

7.     PREPAYMENT.

        The Company shall not be entitled to prepay principal of this Debenture without the prior written consent of the Holder, which consent may be withheld for any reason (or for no reason) within the sole discretion of the Holder.

8.     MISCELLANEOUS.

        (a)    Failure to Exercise Rights not Waiver.    No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

        (b)    Notices.    Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

  If to the Company:

  Bookham, Inc.
  2584 Junction Avenue
  San Jose, California 95134
  Attn: Chief Financial Officer
  Tel: 408-904-5026
  Fax: 408-904-4989

  with a copy to:

  Wilmer Cutler Pickering Hale and Dorr LLP
  60 State Street
  Boston, MA 02109
  Attn: Thomas S. Ward, Esq.
  Tel: 617-526-6374
  Fax: 617-526-5000

and if to the Holder, at such address as the Holder shall have furnished the Company in writing.

        (c)    Amendments; Waivers.    No amendment, modification or other change to, or waiver of any provision of, this Debenture may be made unless such amendment, modification or change is (A) set forth in writing and is signed by the Company and the Holder and (B) agreed to in writing by the holders of at least sixty-six percent (66%) of the unpaid principal amount of the Debentures, it being understood that, notwithstanding anything to the contrary contained in any Debenture, upon the satisfaction of the conditions described in (A) and (B) above, each Debenture (including any Debenture held by the Holder who did not execute the agreement specified in (B) above) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof; provided, however, that notwithstanding the foregoing, no Debenture shall be amended, modified or otherwise changed, or any provision thereof waived, without the written consent of the Holder thereof if such amendment, modification, change or waiver (i) does not apply to all Holders in the same fashion or (ii) adversely affects such Holder's rights under such Debenture with respect to the payment of Principal or Interest as provided hereunder or such Holder's Conversion rights as provided hereunder or any Event of Default relating such payment or conversion rights or the Mandatory Redemption of such Debenture upon any such Event of Default.

        (d)    Transfer of Debenture.    The Holder may sell, transfer or otherwise dispose of all or any part of this Debenture (including without limitation pursuant to a pledge) to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act of 1933, as amended, and applicable state securities laws, or is exempt from registration thereunder, and is otherwise made in accordance with the applicable provisions of the Securities Purchase Agreement. From and after the date of any such sale, transfer or disposition, the transferee hereof shall be deemed to be the holder of a Debenture in the principal amount acquired by such transferee, and the Company shall, as promptly as practicable, issue and deliver to such transferee a new debenture identical in all respects to this Debenture, in the name of such transferee. The Company shall be entitled to treat the original Holder as the holder of this entire Debenture unless and until it receives written notice of the sale, transfer or disposition hereof.

        (e)    Lost or Stolen Debenture.    Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Debenture, if mutilated, the Company shall execute and deliver to the Holder a new Debenture identical in all respects to this Debenture.

        (f)    Governing Law.    This Debenture shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

        (g)    Successors and Assigns.    The terms and conditions of this Debenture shall inure to the benefit of and be binding upon the respective successors (whether by merger or otherwise) and permitted assigns of the Company and the Holder. The Company may not assign its rights or obligations under this Debenture except as specifically required or permitted pursuant to the terms hereof.

        (h)    Usury.    This Debenture is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Debenture, the Company is at any time required or obligated to pay interest hereunder at a rate in excess of such maximum rate, the rate of interest under this Debenture shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Debenture.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its name by its duly authorized officer on the date first above written.

BOOKHAM, INC.
By:	Name: Title:

ANNEX I

NOTICE OF CONVERSION

        The undersigned hereby elects to convert principal of the 7% Senior Unsecured Convertible Debenture (the "Debenture") issued by BOOKHAM, INC. (the "Corporation") into shares of common stock ("Common Stock") of the Company according to the terms and conditions of the Debenture. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Debenture.

Date of Conversion:_________________________________
Principal Amount of Debenture to be Converted:_____________________________
Amount of Interest to be Converted:_________________________________
Number of Shares of Common Stock to be Issued:____________________________
Name of Holder:
Address:

Signature:
Name:
Title:

Holder Requests Delivery to be made: (check one)

☐
By Delivery of Physical Certificates to the Above Address

☐
Through Depository Trust Corporation

  (Account ____________________)

ANNEX II

Schedule of
Decreases
of Principal Amount

Principal Balance	Amount of Decrease	Date

QuickLinks

BOOKHAM, INC. 7% SENIOR UNSECURED CONVERTIBLE DEBENTURE